UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE LINCOLN STREET, P.O. BOX 5049,

BOSTON, 02206

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Francine S. Hayes	Clifford Chance US LLP
Secretary	31 West 52nd Street
4 Copley Place, 5th Floor	New York, New York 10019-6131
Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 1 (877) 864-5056

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

Item 1. Report to Stockholders.

CHAIRMAN’S STATEMENT

Dear Stockholders,

During the period under review, global macroeconomic factors – in particular, speculation regarding the “tapering” of US quantitative easing (QE) – continued to have a significant impact on domestic market sentiment. The eventual announcement by the Federal Reserve in December of a reduction in QE from January 2014 was received more positively than many expected, and although emerging-market concerns dragged markets down in January, the Taiwan Stock Exchange Index (“TAIEX”) registered positive overall growth for the period, up by 6.0% in US dollar terms.

In this uncertain, and at times volatile, investment environment, I am delighted to report that the Taiwan Fund Inc. (“the Fund”) once again performed well in absolute terms and relative to its benchmark, delivering an increase of 8.8%1 in the net asset value during the period.

In terms of the administration of the Fund during the period and going forward, it was announced on January 24, 2014 that the Board of Directors had selected Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) as the Fund’s new investment manager to replace the previous investment advisory arrangements with Martin Currie, Inc. (“Martin Currie”) and APS Asset Management PTE Ltd. (“APS”).

The proposed Investment Management Agreement between the Fund and AllianzGI U.S. is subject to approval at the Annual Meeting of Stockholders scheduled for April 22, 2014; however, AllianzGI U.S. has commenced serving as the Fund’s investment manager under an Interim Investment Management Agreement following the termination of investment advisory arrangements with Martin Currie, Inc. At this time of transition, I would like to thank Martin Currie and APS for the investment advisory role that they have fulfilled for the Fund.

On behalf of the Board, I would like to thank you for your continuing support of The Taiwan Fund, Inc.

Sincerely,

Joe O. Rogers

Chairman

1 The Fund’s net asset value return for the six month period ending February 28, 2014 was 8.8%. Source: State Street Bank

REPORT OF THE INVESTMENT MANAGER

Review

Review from October 1, 2013 to February 21, 20141

Despite uncertain macroeconomic factors continuing to affect Taiwan’s markets, this was ultimately a positive period for Taiwan equities. In November, third-quarter GDP data from the US outstripped expectations, paving the way for the US Federal Reserve’s announcement in December of a reduction in quantitative easing (QE) from the start of this year. The Taiwan Stock Exchange Index (“TAIEX”) fell notably in January, dragged down, in part, by emerging-market concerns regarding the withdrawal of QE, but also as a result of HSBC’s lower-than-expected flash PMI for China of 50.5 in December. Consequently, market sentiment towards Taiwan exporters, and companies with significant China exposure, was negatively impacted. Nevertheless Taiwan’s markets bounced back at the end of the review period, as the sell-off by foreign funds over the Chinese New Year abated and local investors returned to the market; the TAIEX ended the period up by 6.0% in US dollar terms.

Against this backdrop the Fund outperformed the index, with the Fund’s net asset value up by 8.8%.2 The top contributor was the Taiwan Tea Corporation which has benefitted from monetizing its sizable rural farmland into commercial and property development uses. Yungtay Engineering also did well. The company installed 4,700 elevators in the fourth quarter of 2013, which was more than expected – up 25.1% quarter on quarter – and has also guided a strong 19% growth in installations for 2014. On the other side, the biggest detractor from the Fund’s return was Pacific Hospital Supply. Not holding Hon Hai Precision Industry Company was also a notable drag on relative performance.

During the period, the Fund initiated new holdings in Sinmag Equipment Corporation (a manufacturer of bakery and kitchen machinery), and Wowprime (a restaurant chain). On the sales side, the Fund sold its position in Makalot (a clothing manufacturer).

[1]	Source: Martin Currie

[2]	The Fund’s net asset value return for the six month period ending February 28, 2014 was 8.8%. Source: State Street Bank

Review from February 22, 2014 to February 28, 20143

AllianzGI US commenced as the Fund’s Interim Investment Manager on February 22, 2014. AllianzGI US has begun the process of restructuring the Fund in a prudent and orderly manner. We will be providing updates on the transition via the Monthly Insights.

3Source: Allianz Global Investors

Outlook

The Taiwan stock market rebounded strongly after tumbling in late January. We believe that positive sentiment towards the stock market remains, especially after recent upbeat economic data releases. Still, smaller-caps are more actively traded than larger-caps. Despite potential increases in volatility due to the influence of global markets, we nevertheless believe the Taiwan stock market will stay on its uptrend, bolstered by a healthier economy, solid corporate earnings growth and recovery of exports. By sector, we reiterate our view that technology is likely to outperform versus non-tech after a gloomy 2013, based on more attractive valuations and the recovery of the global Information Technology sector. The non-tech sectors have a potential narrower upside as their valuations were largely lifted in the past two years. The financial sector is a sentiment play for a cross-strait breakthrough in trade negotiations and local elections at the end of the year. We favor stocks with a high growth outlook in 2014. Favorable industries and stocks include Light-emitting diode, cloud-related companies, industrial computers, low-end smartphone and cheap-valued PC/notebook names among the technology companies and for non-tech, we like tire makers, textiles, electronic/machinery, biotech/medical care, auto and housing related exporters and life insurers/securities firms among the financials.

Sincerely,

Weimin Chang

Portfolio Manager

ABOUT THE PORTFOLIO MANAGERS (unaudited)

Weimin Chang — Portfolio Manager of The Fund

Mr. Chang is Chief Investment Officer Taiwan with Allianz Global Investors, which he joined in 2012. He is the portfolio manager for The Taiwan Fund, Inc. Mr. Chang has 17 years of investment-industry experience. Before joining the firm, he was CIO China with Franklin Templeton and CIO of BNP Paribas’ joint venture in Shanghai, where he managed the firm’s flagship China fund. Before that, Mr. Chang was head of research at ING Barings and Merrill Lynch in Taiwan, and an analyst and portfolio manager with Martin Currie Investment Management in Edinburgh. He began his career as a financial journalist at one of the largest local press agencies in Taiwan. Mr. Chang has a B.A. in journalism from National Chengchi University, an M.A. in communication policy from City University, London, and an M.B.A. from the London Business School.

Investment Adviser

The Fund’s investment adviser is Allianz Global Investors U.S. LLC

AllianzGI U.S. is a diversified active investment manager with a strong parent company and a culture of risk management. With 23 offices in 18 countries, we provide global investment and research capabilities with consultative local delivery. We have $475 billion in assets under management for individuals, families and institutions worldwide, and employ over 500 investment professionals.*

*	Combined worldwide AUM as of December 31, 2013

PORTFOLIO SNAPSHOT*

Top Ten Equity Holdings
HOLDINGS AS OF FEBRUARY 28, 2014%
WT Microelectronics Co., Ltd.	8.0
YungShin Global Holding Corp.	6.7
Taiwan Semiconductor Manufacturing Co., Ltd.	5.4
Advantech Co., Ltd.	4.9
Yungtay Engineering Co., Ltd.	4.6
PC Home Online	4.4
Aurora Corp.	4.2
Taiflex Scientific Co., Ltd.	3.8
Mercuries & Associates, Ltd.	3.8
Yem Chio Co., Ltd.	3.0

Top Ten Industry Weightings
WEIGHTINGS AS OF FEBRUARY 28, 2014%
Building Material and Construction	11.3
Semiconductor	10.0
Trading and Consumers’ Goods	8.8
Biotechnology and Medical Care	8.7
Electronic Products Distribution	8.0
Electric Machinery	6.3
Electronic Parts/Components	5.7
Other Electronic	5.6
Computer and Peripheral Equipment	4.9
Information Service	4.4

Top Ten Equity Holdings
HOLDINGS AS OF AUGUST 31, 2013%
WT Microelectronics Co., Ltd.	7.7
YungShin Global Holding Corp.	6.4
Taiwan Semiconductor Manufacturing Co., Ltd.	5.6
Aurora Corp.	4.8
Yungtay Engineering Co., Ltd.	4.6
Advantech Co., Ltd.	4.3
Mercuries & Associates, Ltd.	4.2
PC Home Online	3.8
Yem Chio Co., Ltd.	3.7
Taiflex Scientific Co., Ltd.	3.6

Top Ten Industry Weightings
WEIGHTINGS AS OF AUGUST 31, 2013%
Building Material and Construction	12.7
Trading and Consumers’ Goods	10.4
Electronic Products Distribution	7.7
Semiconductor	7.2
Other Electronic	6.7
Textile	6.5
Healthcare	6.4
Electronic Parts/Components	5.1
Electric Machinery	4.6
Other	4.3

*	Percentages based on net assets.

INDUSTRY ALLOCATION

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets as of February 28, 2014. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of February 28, 2014 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

SCHEDULE OF INVESTMENTS/FEBRUARY 28, 2014

(SHOWING PERCENTAGE OF NET ASSETS) (unaudited)

	SHARES	US $ VALUE (NOTE 2)
COMMON STOCKS — 90.8%
CONSTRUCTION — 11.3%
Building Material and Construction Industry — 11.3%
Acter Co., Ltd.	941,179	3,929,604
Goldsun Development & Construction Co., Ltd.	11,314,980	4,574,840
Good Friend International Holdings, Inc., TDR	6,990,000	2,053,304
Hung Poo Real Estate Development Corp.	2,180,873	2,055,051
King’s Town Construction Co., Ltd.*	4,329,764	3,987,075
Taiwan Land Development Corp.*	7,931,129	2,958,009

TOTAL CONSTRUCTION		19,557,883

CONSUMER DISCRETIONARY — 0.3%
Textile Industry — 0.3%
Formosa Taffeta Co. Ltd.	400,000	432,372

TOTAL CONSUMER DISCRETIONARY		432,372

ELECTRIC AND MACHINERY — 6.3%
Electric Machinery Industry — 6.3%
Sinmag Equipment Corp.	430,000	2,490,759
Tatung Co., Ltd.*	1,270,897	418,207
Yungtay Engineering Co., Ltd.	2,825,000	8,000,033

TOTAL ELECTRIC AND MACHINERY		10,908,999

ELECTRONICS — 36.6%
Computer and Peripheral Equipment Industry — 4.9%
Advantech Co., Ltd.	1,335,100	8,438,565

Electronic Parts/Components Industry — 5.7%
King Slide Works Co., Ltd.	285,000	3,306,406
Taiflex Scientific Co., Ltd.	3,452,821	6,564,212

		9,870,618

Electronic Products Distribution Industry — 8.0%
WT Microelectronics Co., Ltd.	10,901,900	13,781,199

Information Service Industry — 4.4%
PC Home Online	1,048,128	7,524,188

Other Electronic Industry — 5.6%
Aurora Corp., Inc.	3,669,000	7,229,497
Lumax International Corp., Ltd.	985,000	2,513,054

		9,742,551

Semiconductor Industry — 8.0%
MPI Corp.	1,448,000	4,444,650
Taiwan Semiconductor Manufacturing Co., Ltd.	2,626,000	9,360,618

		13,805,268

TOTAL ELECTRONICS		63,162,389

FINANCE — 3.5%
Financial and Insurance Industry — 3.5%
Union Bank of Taiwan*	7,793,207	2,790,821
Yuanta Financial Holding Co., Ltd.	6,321,000	3,317,179

TOTAL FINANCE		6,108,000

	SHARES	US $ VALUE (NOTE 2)
HEALTHCARE — 8.7%
Biotechnology and Medical Care Industry — 8.7%
Pacific Hospital Supply Co., Ltd.	1,165,456	3,377,353
YungShin Global Holding Corp.	6,146,000	11,562,545

TOTAL HEALTHCARE		14,939,898

INFORMATION TECHNOLOGY — 2.0%
Semiconductor Industry — 2.0%
Epistar Corp.*	800,000	1,879,992
MediaTek, Inc.	100,000	1,468,744

TOTAL INFORMATION TECHNOLOGY		3,348,736

OTHERS — 2.2%
Other Industry — 2.2%
Taiwan Secom Co., Ltd.	728,000	1,852,558
Taiwan-Sogo Shinkong Security Corp.	1,378,000	1,996,640

TOTAL OTHERS		3,849,198

PLASTICS — 3.0%
Plastic Industry — 3.0%
Yem Chio Co., Ltd.	6,896,106	5,235,013

TOTAL PLASTICS		5,235,013

TEXTILES — 2.7%
Textile Industry — 2.7%
Far Eastern New Century Corp.	4,430,207	4,657,142

TOTAL TEXTILES		4,657,142

TOURISM — 1.9%
Hotels, Restaurants and Leisure — 1.9%
Wowprime Corp.	215,000	3,235,857

TOTAL TOURISM		3,235,857

TRANSPORTATION — 3.5%
Shipping and Transportation Industry — 3.5%
First Steamship Co., Ltd.	6,177,714	3,853,680
Taiwan High Speed Rail Corp.*	12,597,600	2,212,002

TOTAL TRANSPORTATION		6,065,682

WHOLESALE AND RETAIL — 8.8%
Trading and Consumers’ Goods Industry — 8.8%
Mercuries & Associates, Ltd.	9,912,429	6,559,648
Taiwan Tea Corp.*	4,731,000	4,122,331
Test-Rite International Co., Ltd.	6,075,260	4,551,733

TOTAL WHOLESALE AND RETAIL		15,233,712

TOTAL COMMON STOCKS (Cost — $128,337,342)		156,734,881

TOTAL INVESTMENTS — 90.8% (Cost — $128,337,342)		156,734,881

OTHER ASSETS AND LIABILITIES, NET —9.2%		15,837,978

NET ASSETS — 100.0%		172,572,859

The accompanying notes are an integral part of the financial statements.	9

SCHEDULE OF INVESTMENTS/FEBRUARY 28, 2014

(SHOWING PERCENTAGE OF NET ASSETS) (unaudited) (continued)

Legend:

TDR – Taiwan Depositary Receipt

US $ – United States Dollar

*	Non-income producing

10	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2014 (unaudited)

Assets:
Investments in securities, at value (cost $128,337,342) (Notes 2 and 3)		$156,734,881
Cash		3,891,642
Cash in New Taiwan dollars (cost $12,993,738)		12,815,514
Receivable for securities sold		3,156,296
Prepaid expenses		506

Total assets		176,598,839

Liabilities:
Payable for securities purchased	$3,782,797
Accrued management fee (Note 4)	115,338
Accrued directors’ and officers’ fees and expenses	7,633
Other payables and accrued expenses	120,212

Total liabilities		4,025,980

Net Assets		$172,572,859

Net Assets Consist of:
Paid in capital		$156,890,325
Accumulated undistributed net investment loss		(9,485,917)
Accumulated net realized loss on investments in securities and foreign currency transactions		(3,050,533)
Net unrealized appreciation on investment in securities and foreign currency transactions		28,218,984

Net Assets		$172,572,859

Net Asset Value, per share ($172,572,859/8,221,259 shares outstanding)		$20.99

STATEMENT OF OPERATIONS

For the Six Months Ended February 28, 2014 (unaudited)

Investment Income:
Dividends		$182,896
Less: Taiwan withholding tax (Note 2)		(20,787)

Total investment income		162,109
Expenses:
Management fees (Note 4)	$751,434
Directors’ and officers’ fees and expenses	246,830
Legal fees	96,446
Administration and accounting fees	94,138
Custodian fees	78,989
Delaware franchise tax	44,964
Taiwan stock dividend tax (Note 2)	40,301
Insurance fees	37,389
Audit fees	35,681
Shareholder communications	32,146
Compliance services fees	30,050
Transfer agent fees	11,651
Miscellaneous	85,622

Total expenses		1,585,641

Net Investment Loss		(1,423,532)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	5,695,079
Foreign currency transactions	514,558

		6,209,637
Net change in unrealized appreciation (depreciation) on:
Investments	9,277,695
Foreign currency transactions	(180,568)

		9,097,127

Net realized and unrealized gain		15,306,764

Net Increase in Net Assets Resulting From Operations		$13,883,232

The accompanying notes are an integral part of the financial statements.	11

FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2014	Year Ended August 31, 2013
	(unaudited)
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,423,532)	$1,118,186
Net realized gain on investments and foreign currency transactions	6,209,637	3,909,519
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,097,127	11,425,018

Net increase in net assets resulting from operations	13,883,232	16,452,723

Capital stock transactions (Note 5):
Cost of shares repurchased (Note 6)	—	(12,357,169)

Increase in net assets	13,883,232	4,095,554

Net Assets
Beginning of period	158,689,627	154,594,073

End of period	172,572,859	158,689,627

Accumulated undistributed net investment loss included in end of period net assets	$(9,485,917)	$(8,062,385)

12	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended February 28, 2014†		Year Ended August 31,
			2013	2012	2011	2010^	2009
	(unaudited)
Selected Per Share Data
Net asset value, beginning of period	$19.30		$17.21	$20.20	$16.33	$13.84	$15.71

Income from Investment Operations:
Net investment income (loss)(a)	(0.17)		0.13	0.02	0.14	0.16	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.86		1.96	(2.57)	3.81	2.40	(1.88)

Total from investment operations	1.69		2.09	(2.55)	3.95	2.56	(1.70)

Less Distributions to Shareholders from:
Net investment income	—		—	—	(0.08)	(0.07)	(0.04)
Net realized gains	—		—	(0.56)	—	—	—
Distribution in excess of net investment income	—		—	—	—	—	(0.13)

Total distributions to shareholders	—		—	(0.56)	(0.08)	(0.07)	(0.17)

Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	—		—	0.12	—	—	—

Net asset value, end of period	$20.99		$19.30	$17.21	$20.20	$16.33	$13.84

Market value, end of period	$18.91		$17.33	$15.58	$18.09	$14.67	$12.14

Total Return
Per share net asset value(b)	8.76%		12.14%	(11.54)%	24.21%	18.56%	(10.29)%
Per share market value(b)	9.12%		11.23%	(10.58)%	23.82%	21.42%	(13.68)%
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$172,573		$158,690	$154,594	$375,172	$303,412	$257,062
Ratio of expenses before fee waiver(c)	1.87	%(d)	1.96%	1.65%	1.43%	1.49%	1.79%
Ratio of expenses after fee waiver	1.87	%(d)	1.96%	1.61%	1.43%	1.49%	1.63%
Ratio of net investment income (loss)	(1.68	)%(d)	0.72%	0.12%	0.71%	1.03%	1.61%
Portfolio turnover rate	6%		14%	75%	54%	101%	109%

(a)	Based on average shares outstanding during the period.
(b)	Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. During the years ended August 31, 2012 and 2009, the adviser reimbursed certain fund expenses. If the adviser had not reimbursed the Fund, the returns would have been lower.
(c)	Expense ratio includes 20% tax paid on stock dividends received by the Fund. For the years ended August 31, 2013, 2012, 2011, 2010, and 2009, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.80%, 1,58%, 1.28%, 1.40%, and 1.66%, respectively. For the six months ended February 28, 2014, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.82% (annualized).
(d)	Annualized.
†	As of February 22, 2014, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) succeeded Martin Currie Inc. as the Fund’s investment adviser.
^	As of May 8, 2010, Martin Currie Inc. succeeded HSBC Global Asset Management (Taiwan) Limited (“HSBC”) as the Fund’s investment adviser.

The accompanying notes are an integral part of the financial statements.	13

NOTES TO FINANCIAL STATEMENTS (unaudited)

FEBRUARY 28, 2014

1.  Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment fund.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional certain risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the NT Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, ROC accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2.  Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation.    All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FEBRUARY 28, 2014

2.  Significant Accounting Policies – continued

instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$156,734,881	$—	$—	$156,734,881

Total	$156,734,881	$—	$—	$156,734,881

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. As of February 28, 2014, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements.    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.    The financial accounting records of the Fund are maintained in U.S. dollars.

Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions.    A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2014 the Fund had no open Forwards.

Indemnification Obligations.    Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FEBRUARY 28, 2014

2.  Significant Accounting Policies – continued

that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.    As a qualified Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment Company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.    Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.    The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Security Transactions.    Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3.  Purchases and Sales of Securities

For the period ended February 28, 2014, purchases and sales of securities, other than short-term securities, aggregated $9,592,127 and $17,816,257, respectively.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FEBRUARY 28, 2014

4.  Management Fees and Other Service Providers

Management Fee.    Effective February 22, 2014, the Fund has a new investment adviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) under an Interim Investment Management Agreement (the “Interim Agreement”). As the Fund’s investment adviser, AllianzGI U.S. receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.85% per annum of the value of the Fund’s average daily net assets up to and including $150 million of net assets; 0.80% per annum of the value of the Fund’s average daily net assets on the next $150 million of net assets; and 0.70% per annum of the value of the Fund’s average daily net assets in excess thereof. An Investment Management Agreement with AllianzGI U.S. to replace the Interim Agreement is subject to approval at the Annual Meeting of Stockholders scheduled for April 22, 2014.

For the period February 22, 2014 through February 28, 2014, the management fee was equivalent to an annual rate of 0.84% of average net assets.

Prior to February 22, 2014, the Fund’s investment adviser was Martin Currie, Inc., (“Martin Currie”). Martin Currie received a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

For the period September 1, 2013 through February 22, 2014, the management fee was equivalent to an annual rate of 0.89% of average net assets.

Martin Currie entered into a sub-advisory agreement with APS Asset Management Pte Ltd. (“APS”), subject to supervision by Martin Currie and the Board. APS received compensation for its services from Martin Currie, not from the Fund.

Administration Fees.    State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses.    The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended, in person or by telephone. The Chairman of the Board also receives an additional annual fee of $10,000. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers.    Pursuant to a Compliance Services Agreement, Foreside Compliance Services, LLC (‘‘FCS’’) provides the Fund with a Chief Compliance Officer. FCS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Prior to February 22, 2014, Martin Currie paid FMS customary fees for its services pursuant to the Treasury Services Agreement between the Fund and FMS. After February 22, 2014, the Fund pays these fees. Neither FCS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General.    Certain directors and officers of the Fund may also be directors or employees of the aforementioned

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FEBRUARY 28, 2014

companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5.  Fund Shares

At February 28, 2014, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,221,259 were issued and outstanding.

For the period ended February 28, 2014, the Fund did not repurchase any shares of its common stock.

	For the Period Ended February 28, 2014	For the Year Ended August 31, 2013
Shares outstanding at beginning of year	8,221,259	8,982,386
Shares issued from reinvestment of distributions	—	—
Shares repurchased	—	(761,127)
Shares tendered	—	—

Shares outstanding at end of year	8,221,259	8,221,259

6.  Discount Management Program

On February 1, 2012, the Fund announced that the Board has voted to approve a Discount Management Program (the “Program”). On July 30, 2013, the Program was discontinued. Under the Program, the Fund repurchased its common shares in the open market on any given trading day that the Fund’s shares were trading at a discount of 9% or more to the Fund’ net asset value from the prior day and there was a daily average discount of 9% or more from net asset value over the previous five-day period ending the prior day. On each day that shares were repurchased, the Fund repurchased its shares to the maximum extent permitted by law unless Fund management determines that such a repurchase would be detrimental to the Fund and its shareholders. Under the Program, the Fund was authorized to repurchase in each twelve month period ending August 31, up to 10% of its common shares outstanding as of August 31 of the prior year.

The Program was intended to enhance shareholder value, as repurchases made at a discount have the effect of increasing the net asset value per share of the Fund’s remaining shares. There is no assurance that the market price of the Fund’s shares, either absolutely or relative to net asset value, will increase as a result of any share repurchases.

During the period ended July 30, 2013, under the Program the Fund repurchased 761,127 of its shares at an average price of $16.24 per share (including brokerage commissions) at a weighted average discount of 9.74%. These repurchases had a total cost of $12,357,169.

7.  Managed Distribution Program

The Fund intends to implement a managed distribution program with quarterly distributions payable at a target annual distribution rate of 5% of market price. Implementation of the program is subject to obtaining regulatory approvals, which may take six months or more. The target distribution rate will be reevaluated upon obtaining regulatory approvals and prior to the implementation of the managed distribution program.

8.  Federal Tax Information

The tax character of distributions made by the Fund during the year ended August 31, 2013 is as follows:

Year Ended August 31, 2013
Capital Gains	$10,411,965

Total	$10,411,965

As of August 31, 2013, the tax components of accumulated net earnings (losses) were $18,538,255 of Unrealized Appreciation, $(8,062,385) of post October capital and late-year ordinary losses, and $(8,676,568) of capital loss carryover. The capital loss carryover retains its original short term character and has no expiration date.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FEBRUARY 28, 2014

8.  Federal Tax Information – continued

As of February 28, 2014, the Fund did not distribute ordinary income or long term capital gain to shareholders of record.

At February 28, 2014, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $128,337,342. Net unrealized appreciation of the Fund’s investment securities was $28,397,539 of which $35,359,575 related to appreciated investment securities and $(6,962,036) related to depreciated investment securities.

OTHER INFORMATION (unaudited)

Federal Tax Information.    The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2013, the total amount of foreign taxes paid that will be passed through to its shareholders and foreign source income, for information reporting purposes, will be $647,071 (representing taxes withheld plus taxes on stock dividends) and $5,255,727, respectively.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its shareholders from the following sources:

☐  Information it receives from shareholders on applications or other forms;

☐  Information about shareholder transactions with the Fund, its affiliates, or others; and

☐  Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-864-5056 or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

OTHER INFORMATION (unaudited) (continued)

Board Deliberations regarding Approval of Investment Advisory Agreement

General Background

On January 21, 2014, the Board of Directors, all of whom are Independent Directors, voted to approve and recommend to stockholders the approval of the proposed Investment Management Agreement between the Fund and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) (the “Proposed Agreement”). The Proposed Agreement will replace the interim Investment Advisory Agreement dated, February 22, 2014, between the Fund and AllianzGI U.S. (the “Current Agreement”). The Current Agreement replaced the Investment Advisory and Management Agreement, dated February 23, 2012, between Martin Currie, Inc. (“Martin Currie”) and the Fund (the “Prior Agreement”). The Current Agreement was not approved by stockholders.

Approval Process and the Factors Considered by the Board of Directors in Approving the Proposed Agreements

On September 5, 2013, Martin Currie received a notice from APS, the Fund’s sub-adviser, that APS intended to resign as sub-adviser of the Fund effective February 22, 2014. At a special Board meeting held on September 17, 2013, the Board determined it would be appropriate for the Board to meet with Martin Currie to review the arrangements for the management of the Fund’s assets. At that time, and at subsequent Board meetings held on October 8, 2013, November 11, 2013 and December 12, 2013, the Board discussed the ramifications of the APS resignation; the proposal by Martin Currie to continue to serve as the Adviser, subject to the engagement of an individual with the requisite expertise; and possible courses of action in the event that Martin Currie was unable to provide a satisfactory alternative. The Board retained a consultant to assist the Board in identifying and evaluating appropriate alternative investment advisers. After reviewing the consultant’s report, a committee of the Board identified three potential investment adviser candidates and requested that those candidates provide certain additional information. Two of those candidates provided additional information, and then were requested to make a presentation to the Board on January 20, 2014. Martin Currie was not included in the later stages of the selection process when it became clear that it would not be able to employ on a timely basis an experienced Taiwan equity portfolio manager to manage the Fund’s portfolio.

Following those presentations and further discussions with the consultant, the Board, at a meeting on January 21, 2014, determined that it would be appropriate to enter into an interim arrangement with AllianzGI U.S. and at the Board meeting held on January 21 2014, the Board approved the Current Agreement with AllianzGI U.S. At that Board meeting, the Board also approved the selection of AllianzGI U.S. as the investment adviser for the Fund, approved the Proposed Agreement and agreed to submit the selection of AllianzGI U.S. for approval by the Fund’s stockholders at the next annual stockholders meeting in April 2014.

In making this selection, the Board noted AllianzGI U.S.’s proposed approach of providing investment management services, as well as a superior performance record in providing those services to other clients with Taiwan mandates. The Board also noted that the advisory fee agreed to by AllianzGI U.S. was somewhat less than the current advisory fee and compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the China region. The Board also considered the terms and conditions of the Proposed Agreement and the nature, scope and quality of services that AllianzGI U.S. is expected to provide to the Fund. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

OTHER INFORMATION (unaudited) (continued)

Nature, Extent and Quality of the Services provided by the Adviser.    The Board reviewed and considered the nature and extent of the investment management services to be provided by AllianzGI U.S. under the Proposed Agreement. The Board noted that AllianzGI U.S. is one of the leading sponsors and administrators of closed-end funds, with over $18.9 billion of closed-end fund assets under management as of November 30, 2013, and that AllianzGI U.S. managed other Asian equity closed-end funds. AllianzGI U.S. informed the Board that the Fund would be managed through a participating affiliate arrangement by investment professionals employed by Allianz Global Investors Taiwan Limited (“Allianz Taiwan”) and supervised by AllianzGI U.S. The lead portfolio manager of the Fund will be the Chief Investment Officer of Allianz Taiwan, who has many years’ experience managing dedicated Taiwan equity portfolios. The Board determined that AllianzGI U.S. appeared to be capable of providing the Fund with investment management services of above average quality.

Performance, Fees and Expenses of the Fund.    The Board noted that AllianzGI U.S. was not yet providing services to the Fund; therefore, there were limitations on the Board’s ability to evaluate the performance of AllianzGI U.S. in managing the Fund. Based, however, on the performance of AllianzGI U.S. in managing other Taiwan equity funds and accounts, the Board concluded that there was reason to believe that AllianzGI U.S. could achieve above average performance over the long term in managing the Fund. The Board also noted that, except for certain compliance and treasury services fees that Martin Currie had been paying, other expenses of the Fund were not expected to increase as a result of the retention of AllianzGI U.S.

Economies of Scale.    The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Proposed Agreement declines as the Fund’s assets grow.

Other Benefits of the Relationship.    The Board considered whether there were other benefits that AllianzGI U.S. and its affiliates may derive from its relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser.    The Board considered whether AllianzGI U.S. is financially sound and has the resources necessary to perform its obligations under the Proposed Agreement, noting that AllianzGI U.S. appears to have the financial resources necessary to fulfill its obligations under the Proposed Agreement.

General Conclusions.    After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the shareholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

UNITED STATES ADDRESS

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

One Lincoln Street

P.O. Box 5049

Boston, MA

1-877-864-5056

www.thetaiwanfund.com

INVESTMENT MANAGER

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

DIRECTORS AND OFFICERS

Joe O. Rogers, Chairman of the Board and Director

Bing Shen, Director

Michael Holland, Director

M. Christopher Canavan, Jr., Director

Anthony Kai Yiu Lo, Director

William Kirby, Director

Joseph S. Quirk, President

William C. Cox, Treasurer

Richard F. Cook, Jr., Chief Compliance Officer

Francine S. Hayes, Secretary

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company

Boston, MA

CUSTODIAN

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.

Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP

New York, NY

Lee and Li

Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

Philadelphia, PA

SHAREHOLDER AGENT

AST Fund Solutions, LLC

New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b) The Fund changed its portfolio managers as of February 21, 2014 when Allianz Global Investors U.S. LLC became the interim investment manager for the Fund.

As of February 21, 2014, the Portfolio Managers of the Registrant are:

Weimin Chang (1965)

Chief Investment Officer Taiwan

Mr. Chang is CIO Taiwan with Allianz Global Investors, which he joined in 2012.. Mr. Chang has 17 years of investment-industry experience. Before joining the firm, he was CIO China with Franklin Templeton and CIO of BNP Paribas’ joint venture in Shanghai, where he managed the firm’s flagship China fund. Before that, Mr. Chang was head of research at ING Barings and Merrill Lynch in Taiwan, and an analyst and portfolio manager with Martin Currie Investment Management in Edinburgh. He began his career as a financial journalist at one of the largest local press agencies in Taiwan. Mr. Chang has a B.A. in journalism from National Chengchi University, an M.A. in communication policy from City University, London, and an M.B.A from the London Business School. Mr. Chang holds a License of Senior Securities Specialist certified by the Taiwan Securities Association, R.O.C.

Helena Pi (1972)

Vice President, Portfolio Manager

Ms. Pi joined Allianz Global Investors Taiwan in 2012 as the Head of Discretionary Business as well as a senior portfolio manager. She has more than 15 years of experience in investment management and research. Prior to AllianzGI, she worked for PineBridge Asset Management Taiwan as the Head of Discretionary for a years and Fuhwa Asset Management as fund manager/analyst for 13 years. She was awarded the Best Fund of the Year in 2006, granted by Taipei Foundation of Finance and Bloomberg, for both three and five-year’s excellence in performance. Helena holds a master’s degree in Finance from the University of Wisconsin at Madison and a bachelor’s degree in Business Administration from National Taiwan University, Taiwan. Ms. Pi holds a License of Senior Securities Specialist certified by the Taiwan Securities Association, R.O.C.

Other Accounts Managed and Performance Based Fee accounts

Weimin Chang (1965)

Chief Investment Officer Taiwan

As of March 31, 2014, Mr. Chang managed one mutual fund with a total assets under management of US$172 million, no pooled investment vehicles other than mutual funds and one other account with assets under management of approximately US$179 million, which is subject to performance based fees.

Helena Pi (1972)

Vice President, Portfolio Manager

As of March 31, 2014, Ms. Pi g managed one mutual fund with a total assets under management of US$172 million, no pooled investment vehicles other than mutual funds and two other accounts with assets under management of approximately US$351 million, both of which, are subject to performance based fees.

Conflicts of Interest:

In order to maintain Allianz Global Investors US’ (the “Firm”) professional, honest and fair corporate image as well as ensure that all employees carry out their job responsibilities in good faith, the Firm, in collaboration with its affiliated entities, has formulated and periodically reviewed relevant policies on personal transactions of employees, provision of investment service, gifts and entertainment in business activities, anti-bribery and fraud, disclosure of information and insider trading to prevent and manage the conflict of interests among itself, its employees and clients. The Firm has also formulated internal control guidelines for the same portfolio manager who manages several accounts concurrently.

To avoid the potential conflict of interest and to protect clients whose accounts are managed by the same portfolio manager, the guideline sets forth specific requirements such as trading price consistency, no opposite trade and other fair-to-client principles. To ensure that its policies and procedures are effective, the Firm not only establishes deliberate pre-trade check control mechanisms for monitoring the investment process and aforesaid trades in different accounts but also performs post-trade checks and compliance testing of client investment guidelines. Compliance testing methodology may include interviews, observation, testing transactional data, trend analysis and review of reports.

Compensation

The Firm’s compensation system is designed to support its corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.

In addition to competitive compensation, the Firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Beneficial Ownership

As of March 31, 2014, neither Weimin Chang nor Helena Pi have any beneficial ownership of shares of the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable. The Fund discontinued its Discount Management Program on July 30, 2013.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Joseph S. Quirk
Joseph S. Quirk
President of The Taiwan Fund, Inc.

Date: May 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph S. Quirk
Joseph S. Quirk
President of The Taiwan Fund, Inc.

Date: May 2, 2014

By:	/s/ William C. Cox
William C. Cox
Treasurer of The Taiwan Fund, Inc.

Date: May 2, 2014